Exhibit 99.1

TERMINATION OF GROUP AGREEMENT

June 7, 2017

Each of the undersigned is a party to that certain Group Agreement, dated August 30, 2016, as amended on January 26, 2017 (the “Group Agreement”). Each of the undersigned hereby agrees that the Group Agreement is terminated effective immediately.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Termination of Group Agreement to be executed as of the day and year first above written.

JCP Investment Partnership, LP

By:	JCP Investment Management, LLC Investment Manager

By:	/s/ James C. Pappas
	Name:	James C. Pappas
	Title:	Managing Member

JCP Single-Asset Partnership, LP

By:	JCP Investment Management, LLC Investment Manager

By:	/s/ James C. Pappas
	Name:	James C. Pappas
	Title:	Managing Member

JCP Investment Partners, LP

By:	JCP Investment Holdings, LLC General Partner

By:	/s/ James C. Pappas
	Name:	James C. Pappas
	Title:	Sole Member

JCP Investment Holdings, LLC

By:	/s/ James C. Pappas
	Name:	James C. Pappas
	Title:	Sole Member

JCP Investment Management, LLC

By:	/s/ James C. Pappas
	Name:	James C. Pappas
	Title:	Managing Member

/s/ James C. Pappas
JAMES C. PAPPAS Individually and as attorney-in-fact for John B. Morlock and Joshua E. Schechter

BLR Partners LP

By:	BLRPart, LP General Partner

By:	BLRGP Inc. General Partner

By:	/s/ Bradley L. Radoff
	Name:	Bradley L. Radoff
	Title:	Sole Director

BLRPart, LP

By:	BLRGP Inc. General Partner

By:	/s/ Bradley L. Radoff
	Name:	Bradley L. Radoff
	Title:	Sole Director

BLRGP Inc.

By:	/s/ Bradley L. Radoff
	Name:	Bradley L. Radoff
	Title:	Sole Director

Fondren Management, LP

By:	FMLP Inc. General Partner

By:	/s/ Bradley L. Radoff
	Name:	Bradley L. Radoff
	Title:	Sole Director

FMLP Inc.

By:	/s/ Bradley L. Radoff
	Name:	Bradley L. Radoff
	Title:	Sole Director

/s/ Bradley L. Radoff
Bradley L. Radoff

Bandera Master Fund L.P.

By:	Bandera Partners LLC its Investment Manager

By:	/s/ Jefferson Gramm
	Name:	Jefferson Gramm
	Title:	Managing Director

Bandera Partners LLC

By:	/s/ Jefferson Gramm
	Name:	Jefferson Gramm
	Title:	Managing Director

/s/ Gregory Bylinsky
Gregory Bylinsky

/s/ Jefferson Gramm
Jefferson Gramm

Lake Trail Managed Investments LLC

By:	Lake Trail Capital LP Manager and Investment Manager

By:	Lake Trail Capital GP LLC General Partner

By:	/s/ Thomas W. Purcell, Jr.
	Name:	Thomas W. Purcell, Jr.
	Title:	Sole Member

Lake Trail Capital LP

By:	Lake Trail Capital GP LLC General Partner

By:	/s/ Thomas W. Purcell, Jr.
	Name:	Thomas W. Purcell, Jr.
	Title:	Sole Member

Lake Trail Capital GP LLC

By:	/s/ Thomas W. Purcell, Jr.
	Name:	Thomas W. Purcell, Jr.
	Title:	Sole Member

/s/ Thomas W. Purcell, Jr.
Thomas W. Purcell, Jr.